CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

Enhanced Recycling Partnership Agreement
between
Loop Industries, Inc.
and
Suez Groupe

This Enhanced Recycling Partnership Agreement ("**AGREEMENT**") is made and entered into by and between LOOP INDUSTRIES, INC., a Nevada Corporation having a place of business at 480, rue Fernand-Poitras, Terrebonne, QC J6Y 1Y4 ("**LOOP**") and SUEZ GROUPE, a French company registered in Nanterre (France) under the number 410 118 608 and having its principal place of business at 16, place de l'Iris, 92040 Paris la Défense Cedex, France ("**SUEZ**"). Both LOOP and SUEZ may collectively be referred to as the "**Parties**" in this AGREEMENT.

1. General

The capitalized terms not otherwise defined herein will have the meaning ascribed to them in the Glossary attached hereto as **Schedule 1**.

2. Purpose, Goals and Objective

a. **Goals and Objective:** LOOP has developed a proprietary and innovative technology to produce polyethylene terephthalate ("PET") resin from the depolymerization of waste PET feedstock. SUEZ has developed an expertise in waste sorting, recycling and recovery and has an interest in bespoke solutions with industrial companies to improve recycled plastic performance.

   The Parties agree that they will cooperate with each other and at all times act in good faith in order to build an Infinite Loop™ manufacturing facility on the European continent [***] ("Objective").

b. **Timeline**: A preliminary project timeline is attached hereto as Schedule 2. A detailed project timeline will be established by the Parties at a later date and shall include a commencement of commercial operations date to be defined as the time when the JV has proved that the operations pertaining to Products are commercially ready.

3. Tasks, Roles and Responsibilities

The Parties will establish a steering committee ("Steering Committee"), composed of [***] from LOOP and [***] from SUEZ, in order to oversee the achievement of the Objective.

The Parties will also establish a supervisory committee ("Supervisory Committee") composed of [***] and [***] from LOOP and [***] and [***] from SUEZ. The Supervisory Committee will report to the Steering Committee and be responsible for assigning each task listed below to an operational committee ("Operational Committee") where either LOOP, SUEZ or both Parties acting jointly will act as lead partner responsible for the proper and timely completion of the specific task. The goal is to complete all the tasks in order to arrive at [***] by no later than [***].

a. [***]

b. [***]

c. [***];

d. [***];

e. [***];

f. [***];

g. [***];

h. [***].

4. Activities

The Parties to this AGREEMENT agree to collaborate as follows:

a. Work collaboratively to develop effective and appropriate strategies for implementing the Objective. Parties to this AGREEMENT agree to work together to put structures and resources in place in support of the Objective.

b. Lend expertise and adequate resources by participating in the Steering Committee. Parties agree to participate in good faith in the Steering Committee to advise on the evaluation and support of the Objective.

c. Parties will leverage their respective expertise in order to support the Objective.

d. Share knowledge, research findings, and key information. Parties will share knowledge and research findings pertaining to their respective technologies and the Objective.

e. Identify and secure additional resources, if required, to support and develop the Objective. Parties are expected to support resource development activities by identifying potential partners, providing relevant information and by participating in meetings designed for this purpose.

f. Facilitate monitoring and evaluation of Objective. Parties will participate in the design and implementation of a monitoring and evaluation framework of the Objective.

5. Funding

Each of LOOP and SUEZ will be liable for its own costs related to the present AGREEMENT. However, during the term of this AGREEMENT and in accomplishing certain of the tasks above, the Parties may incur certain internal or external costs and expenses which will be for the shared benefit of the Parties. The Parties therefore agree that those such costs and expenses will need to be pre-approved by the Supervisory Committee and will be shared equally between the Parties.

6. Intellectual Property ("IP")

Each Party will retain full ownership of all trade secrets, know-how, copyrights, patents published or not, utility models, industrial designs, as defined by the applicable law ("Background IP").

Any new IP of LOOP including in the area of depolymerization of polyester into [***], or in relation with the Objective developed independently after the date of this AGREEMENT will be owned by LOOP independently ("Loop Sideground IP").

Any new IP of Suez including in the area of depolymerization of polyester into [***], or in relation with the Objective developed independently after the date of this AGREEMENT will be owned by Suez independently ("Suez Sideground IP").

To the extent either Party owns any IP ("Background" or "Sideground")for the depolymerization of polyester into [***] or in relation with the Objectives, such IP will be included in the technology license that the relevant Party grants to the JV.

7. Confidentiality

The Parties acknowledge that in connection with the Objective, either party (the "Disclosing Party") may disclose to the other (the "Receiving Party") certain Confidential Information that Disclosing Party expects Receiving Party to treat as confidential.

The Receiving Party shall not use any Confidential Information for any purpose except to evaluate and engage in discussions concerning the Objective. The Receiving Party shall not disclose any Confidential Information or permit any Confidential Information to be disclosed, either directly or indirectly, to any person without the Disclosing Party's prior written consent. The Receiving Party shall not disclose Confidential Information or permit the disclosure of Confidential Information to its employees, except that the Receiving Party may disclose Confidential Information to those employees of the Receiving Party who are required to have the information in order for the Receiving Party to evaluate or engage in discussions concerning the Purpose; provided that such employee has signed a non-use and non-disclosure agreement in content at least as protective as the provisions hereof, prior to any disclosure of Confidential Information to such employee. The Receiving Party shall not reverse engineer, disassemble, or decompile any prototypes, software, samples, or other tangible objects that embody the Confidential Information.

The Receiving Party shall take reasonable measures to protect the secrecy of and avoid disclosure and unauthorized use of the Confidential Information. Without limiting the foregoing, the Receiving Party shall take at least those measures it employs to protect its own most highly confidential information. The Receiving Party shall not make any copies of the Confidential Information unless the same are previously approved in writing by the Disclosing Party. The Receiving Party shall reproduce the Disclosing Party's proprietary rights notices on any such authorized copies, in the same manner in which such notices were set forth in or on the original. The Receiving Party shall immediately notify the Disclosing Party of any unauthorized use or disclosure, or suspected unauthorized use or disclosure, of Confidential Information.

The confidentiality obligations of the Receiving Party under this AGREEMENT shall survive until such time as all Confidential Information disclosed hereunder becomes publicly known or made generally available through no fault, action or inaction of the Receiving Party.

8. Communications

The parties agree to issue a joint Press Release within ten (10) days of execution of this AGREEMENT referencing our joint commitment to the Objective, sustainability, the circular economy and this engagement. This Press Release will be issued in compliance with the regulations imposed on listed companies in terms of publication, and more precisely in terms of authorized publication period.

9. General Provisions

a. Exclusivity. The Parties are committed to working together to achieve the Objective and therefore agree that, during the currency of this AGREEMENT (the "Exclusivity Period"), neither Party will engage in any discussions or negotiations with any other person regarding the Objective.

b. Amendment and Modification. This AGREEMENT may be amended or modified by written agreement of the Parties.

10. Governing law – Dispute resolution

The legally enforceable obligations of this Agreement shall be governed by and construed in accordance with the laws of Switzerland without giving effect to the conflict of laws principles thereof. All disputes arising out of or in connection with the present Agreement shall be finally settled under the Rules of Arbitration of the International Chamber of Commerce by three arbitrators appointed in accordance with the said Rules. Place of Arbitration shall be Geneva, Switzerland and the language of arbitration will be English.

11. Signatures

LOOP INDUSTRIES, INC.		**SUEZ GROUPE**	
By:	____________ Signature	By:	____________ Signature
Name:	Daniel Solomita	Name:	Jean-Marc Boursier
Title:	Founder, President and Chief Executive Officer	Title:	Group COO
Date:	____________	Date:	____________

Schedule 1

Glossary

[***]

Schedule 2

Preliminary Timeline

[***]